Exhibit 99.1

American Water and Essential Utilities Shareholders Approve Merger-Related Proposals at Special Shareholder Meetings

CAMDEN, N.J. and BRYN MAWR, Pa. – February 10, 2026 – American Water Works Company, Inc. (NYSE: AWK) (“American Water”) and Essential Utilities, Inc. (NYSE: WTRG) (“Essential Utilities”) announced that, at their respective special shareholder meetings held earlier today, each company's shareholders overwhelmingly approved the proposals related to their previously announced proposed merger, based on final voting results reported by each company on a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission.

Shareholders of both companies expressed strong confidence in this transaction, as approximately 99% of American Water's shares present at the meeting voted to approve the share issuance, and nearly 95% of Essential Utilities' shares voted were cast in support of the merger.

The merger is expected to close by the end of the first quarter of 2027, but remains subject to customary closing conditions, including, among others, clearance under the Hart-Scott-Rodino Act, and required regulatory approvals, including approval from applicable public utility commissions.

For additional details regarding the transaction, please visit americanwateressentialutilitiesmerger.com.

About American Water

American Water (NYSE: AWK) is the largest regulated water and wastewater utility company in the United States. With a history dating back to 1886, We Keep Life Flowing® by providing safe, clean, reliable and affordable drinking water and wastewater services to more than 14 million people with regulated operations in 14 states and on 18 military installations. American Water’s 6,700 talented professionals leverage their significant expertise and the company’s national size and scale to achieve excellent outcomes for the benefit of customers, employees, investors and other stakeholders. For more information, visit amwater.com and join American Water on LinkedIn, Facebook, X and Instagram.

About Essential Utilities

Essential Utilities, Inc. (NYSE: WTRG) delivers safe, clean, reliable services that improve quality of life for individuals, families, and entire communities. With a focus on water, wastewater and natural gas, Essential is committed to sustainable growth, operational excellence, a superior customer experience, and premier employer status. We are advocates for the communities we serve and are dedicated stewards of natural lands, protecting thousands of acres of forests and other habitats throughout our footprint. Operating as the Aqua and Peoples brands, Essential serves approximately 5.5 million people across nine states. Essential is one of the most significant publicly traded water, wastewater service and natural gas providers in the U.S. Learn more at www.essential.co.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements included in this communication are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “propose,” “assume,” “forecast,” “outlook,” “future,” “likely,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “will,” “should” and “could,” or the negative of such terms or other variations or similar expressions. Forward-looking statements may relate to, among other things: statements about the benefits of the proposed merger, including future financial and operating results; the parties’ respective plans, objectives, expectations and intentions; the expected timing and likelihood of completion of the merger and related transactions; the results of any strategic review; expected synergies of the proposed merger; the timing and result of various regulatory proceedings related to the proposed merger, and other general rate cases, filings for infrastructure surcharges and other governmental agency authorizations and proceedings, and filings to address regulatory lag; the combined company’s ability to execute its current and long-term business, operational, capital expenditures and growth plans and strategies; the amount, allocation and timing of projected capital expenditures and related funding requirements; the future impacts of increased or increasing transaction and financing costs associated with the proposed merger or otherwise, as well as inflation and interest rates; each party’s ability to finance current and projected operations, capital expenditure needs and growth initiatives by accessing the debt and equity capital markets and sources of short-term liquidity; impacts of the proposed merger on the future settlement or settlements of a party’s forward sale agreements, including potential adjustments to the forward sale price or other economic terms thereunder, and the amount of and the intended use of net proceeds from any such future settlement or settlements; the outcome and impact on other governmental and regulatory investigations; the filing of class action lawsuits and other litigation and legal proceedings related to the proposed merger; the ability to complete, and the timing and efficacy of, the design, development, implementation and improvement of technology and other strategic initiatives; each party’s ability to comply with new and changing environmental regulations; regulatory, legislative, tax policy or legal developments; and impacts that future significant tax legislation may have on each such party and on its business, results of operations, cash flows and liquidity.

These forward-looking statements are predictions based on currently available information, the parties’ current respective expectations and assumptions regarding future events that American Water and Essential Utilities believe to be reasonable. They are not, however, guarantees or assurances of any outcomes, performance or achievements, and readers are cautioned not to place undue reliance upon them. You should not regard any forward-looking statement as a representation or warranty by American Water, Essential Utilities or any other person that the expectation, plan or objective expressed in such forward-looking statement will be successfully achieved in any specified time frame, or at all. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward-looking statements included in this communication as a result of the factors discussed in American Water’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission (the “SEC”) on February 19, 2025 (available at: ir.amwater.com), Essential Utilities’ Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on February 27, 2025 (available at: essential.co), and each party’s other filings with the SEC, and additional risks and uncertainties, including with respect to (1) the parties’ ability to consummate the proposed merger pursuant to the terms of the definitive merger agreement or at all; (2) each party’s requirement to obtain required governmental and regulatory approvals required for the proposed merger (and/or that such approvals may result in the imposition of burdensome or commercially undesirable conditions, including required dispositions, that could adversely affect the combined company or the expected benefits of the proposed merger); (3) an event, change or other circumstance that could give rise to the termination of the merger agreement; (4) the failure to satisfy or waive a condition to closing of the proposed merger on a timely basis or at all; (5) a delay in the timing to consummate the proposed merger; (6) the failure to integrate the parties’ businesses successfully; (7) the failure to fully realize benefits, efficiencies and cost savings from the proposed merger or that such benefits, efficiencies and cost savings may take longer to realize or be more costly to achieve than expected; (8) negative or adverse impacts of the announcement of the proposed merger on the market price of American Water’s or Essential Utilities’ common stock; (9) the risk of litigation, legal proceedings or other challenges related to the proposed merger; (10) disruption from the proposed merger making it more difficult to maintain relationships with customers, employees, contractors, suppliers, regulators, vendors, elected officials, governmental agencies, or other stakeholders; (11) the diversion of each party’s management’s time and attention from ongoing business operations and opportunities of such party on merger-related matters; (12) the challenging macroeconomic environment, including disruptions in the water and wastewater utility industries; (13) the ability of each party to manage its respective existing operations and financing arrangements on favorable terms or at all, including with respect to future capital expenditures and investments, operations, and maintenance costs; (14) changes in environmental laws and regulations regarding each party’s respective operations that may adversely impact such party’s businesses or increase the cost of operations; (15) changes in each party’s key management and personnel; (16) changes in tax laws that could adversely affect beneficial tax treatment of the proposed merger; (17) regulatory, legislative, local or municipal actions affecting the water and wastewater industries, which could adversely affect the parties’ respective utility subsidiaries; and (18) other economic, business and other factors, including inflation, interest rate fluctuations or tariffs. The foregoing factors should not be construed as exhaustive.

These forward-looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above and the risk factors included in American Water’s and Essential Utilities’ respective annual and quarterly reports as filed with the SEC and in the definitive joint proxy statement/prospectus, as filed with the SEC on December 31, 2025 (available at: https://www.sec.gov/Archives/edgar/data/1410636/000119312525337598/d15683d424b3.htm), and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements. Any forward-looking statements speak only as of the date this communication is first used or given. Neither American Water nor Essential Utilities has any obligation or intention to update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as otherwise required by the federal securities laws. New factors emerge from time to time, and it is not possible for American Water or Essential Utilities to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on American Water’s or Essential Utilities’ businesses, viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

Important Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed merger, on December 17, 2025, American Water filed a registration statement on Form S-4 (Registration No. 333-292182) with the SEC, as amended on December 29, 2025 (as amended, the “registration statement”). The registration statement, which was declared effective by the SEC on December 30, 2025, includes a document that serves as a prospectus of American Water with respect to the shares of American Water’s common stock to be issued in the proposed merger and a joint proxy statement of American Water and Essential Utilities for their respective shareholders, and each party has filed and will file other documents regarding the proposed merger with the SEC. Each party filed the definitive joint proxy statement/prospectus with the SEC on December 31, 2025 (available at: https://www.sec.gov/Archives/edgar/data/1410636/000119312525337598/d15683d424b3.htm) and commenced mailing of the definitive joint proxy statement/prospectus to their respective shareholders on December 31, 2025. This communication is not a substitute for the registration statement, the definitive joint proxy statement/prospectus or any other document that American Water or Essential Utilities has filed or may file with the SEC or mail to their respective shareholders in connection with the proposed merger. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF EACH PARTY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE REGISTRATION STATEMENT, THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AS CURRENTLY AVAILABLE OR WHEN THEY BECOME AVAILABLE, BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain the registration statement, the definitive joint proxy statement/prospectus and the other documents filed regarding the proposed merger free of charge from the SEC’s website or from American Water or Essential Utilities. The documents filed by American Water with the SEC may be obtained free of charge at American Water’s investor relations website at ir.amwater.com or at the SEC’s website at www.sec.gov. The documents filed by Essential Utilities with the SEC may be obtained free of charge at Essential Utilities website at essential.co or at the SEC’s website at www.sec.gov. The information included on, or accessible through, American Water’s or Essential Utilities’ respective websites is not incorporated by reference into, and does not form a part of, this communication.

No Offer or Solicitation

This communication is for informational purposes and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

AWK-IR

American Water Investor Contact

Aaron Musgrave

Vice President, Investor Relations

(856) 955-4029

aaron.musgrave@amwater.com

American Water Media Contact

Maureen Duffy

Executive Vice President, Communications and External Affairs

(856) 955-4163

mediainquiries@amwater.com

Essential Investor Contact

Brian Dingerdissen

Vice President, Treasurer, FP&A and IR

(610) 645-1191

BJDingerdissen@Essential.co

Essential Media Contact

David Kralle

Vice President of Public Affairs

(877) 325-3477

DMKralle@essential.co

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